SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            ------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2000





                              AVIATION GROUP, INC.
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             (Exact name of registrant as specified in its charter)

           TEXAS                          0-10124                75-2631373
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(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)



700 N. Pearl Street, Suite 2170
         Dallas, Texas                                             75201
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (214) 922-8100.


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS
                  ------------------------------------

     On March 2, 2000, Aviation Group, Inc., a Texas corporation (the "Company"), acquired a controlling stock interest in Global Leisure Travel, Inc., a Washington corporation ("Global"), through the investment of U.S. $2,000,000. The Company subsequently invested an additional U.S. $2,500,000 in Global. With the invested funds, the Company purchased 450,000 shares of the Series B Preferred Stock of Global (the "Global Stock"). The Global Stock entitles the Company to a controlling vote in matters submitted to the holders of Global's voting capital stock. The funds for this acquisition were provided to the Company by travelbyus.com, Ltd. ("travelbyus"), an Ontario corporation traded on the Toronto Stock Exchange under the symbol "TBU" and the Frankfurt Stock Exchange under the symbol "TVB." travelbyus invested U.S. $4,500,000 in the purchase of nonvoting, Series B Preferred Stock issued by the Company (the "Company Preferred Stock") contemporaneous with the Company's investments in Global.

     The prior Global directors have resigned and been replaced by three directors: Richard Morgan, the Company's Chief Financial Officer, Bill Kerby and Jon Snyder. Mr. Kerby and Mr. Snyder are executives with travelbyus. As part of the investment by travelbyus in the Company, the Company's President and Chief Executive Officer, Lee Sanders, has resigned and been replaced by Mr. Kerby. Mr. Sanders remains as Chairman of the Company. Mr. Snyder and Mr. Kerby were also appointed to the Company's Board of Directors.

     Bill Kerby is a director and Vice Chairman and Chief Executive Officer of travelbyus and responsible for setting the strategic direction of that company. Prior to travelbyus, he was the founder, President and Chief Executive Officer of Leisure Canada Inc., a publically traded company in the travel industry, where his experience ranged from hotel and resort development to overseeing that company's travel division assets. Mr. Kerby graduated from York University with a degree in Economics.

     Jon Snyder is President of travelbyus. He has been involved in the travel industry for over 30 years. He was one of the principals involved in the creation of American Airlines FlyAAway Vacations program and served as President of that program.

     Both the Global Stock and the Company Preferred Stock have 12% dividend rates, if and when declared by the respective Boards of Directors. The Company Preferred Stock is redeemable from travelbyus at the option of the Company after February 2001 at a redemption price equal to the original investment plus any accrued, unpaid dividends. The Company may also elect at any time to cause Global to redeem the Global Stock from the Company.

     The investments by travelbyus in the Company and by the Company in Global are the first step in the previously announced plans of travelbyus, Global and the Company to combine their businesses. The planned next steps will be the acquisition of Global by the Company followed by the acquisition of travelbyus by the Company. Upon completion of the travelbyus acquisition, control of the Company will pass to the former shareholders of travelbyus. There can be no assurance that any of these acquisitions will be consummated.


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         Global  is a  Seattle-based  seller  of  discount  land and air  travel packages. travelbyus is a supplier of travel products sold through its Internet web page, its branded 800-iTRAVEL phone system and travel agents.

     THIS REPORT SHALL NOT CONSTITUTE AN OFFER OF ANY SECURITIES FOR SALE. ANY OFFER WILL ONLY BE MADE THROUGH A PROSPECTUS THAT WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. AFTER FILING, THESE DOCUMENTS MAY BE OBTAINED FROM THE COMMISSION'S WEBSITE AT "WWW.SEC.GOV" AND FROM THE COMPANY FOR FREE AFTER EFFECTIVENESS OF THE RELATED REGISTRATION STATEMENT UPON REQUEST.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS
                  ---------------------------------

                  (a) Financial Statements of the Businesses Acquired. The audited financial statements of Global required by this Item 7(a) are not yet available. The Company expects that the audited financial statements of Global will be completed and filed by amendment to this Form 8-K Current Report within 75 days after the date of this Form 8-K Current Report.

                  (b) Pro Forma Financial Information. The pro forma financial statements of the Company required by this Item 7(b) are not yet available. The Company expects that the pro forma financial statements will be completed and filed by amendment to this Form 8-K Current Report not later than 75 days after the date of this Form 8-K Current Report.

                  (c)      Exhibits.
                           --------

                           None

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 17, 2000.


                                   AVIATION GROUP, INC.



                                   By:      /s/    Richard L. Morgan
                                           -------------------------------------
                                           Richard L. Morgan, Executive Vice
                                           President and Chief Financial Officer

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